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Investor Relations Presentation
Presented by: Donald Klumb
March 2014

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
 Cautionary Statement as to Forward-looking Statements

 This presentation contains forward-looking statements within the meaning of the Private Securities
 Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein or therein that concern the Company or its management's intentions, expectations, or predictions of future performance. Forward-
 looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual results, performance, or achievements include, among other things, the Company's ability to successfully complete and implement the proposed strategic relationship with Elutions, Inc.; the Company's ability to close the transactions contemplated by the Investment Agreement with Elutions, Inc.; the conditions in the telecommunications industry, overall economic and business conditions, the demand for the Company’s services (including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this presentation and in the Company's filings with the Securities and Exchange Commission ("SEC"), including the risks described in its periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended December 29, 2012 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at
 www.sec.gov. Any forward-looking statements made in this presentation speak only as of the date of this presentation. The Company does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

- **TMNG and its subsidiaries have served leaders in the TMT space for over 20 years by employing a traditional consultative model based on deep subject matter expertise**
- **TMNG is now Cartesian, a brand symbolizing our corporate transformation and vision for growth**
- **We are reorienting ourselves for growth by building on our corporate strengths**
  - Strong relationships with major players in TMT across the US and Europe
- **We are planning to grow and diversify by selling replicable services via managed solutions with recurring revenue streams, a model that appeals to customers in today's market**
- **At the center of this transformation is a major new strategic partnership with Elutions, a leading provider of smart building solutions for energy management**
- **The bottom line for investors: new market opportunity, addressed in a repeatable and scalable way**

Cartesian™

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Executive Summary
Summary
 • Re-launching our Ascertain analytics platform, as a SaaS model which manages massive, complex, and critical data for Tier 1 operators
 • Industry know-how, and a track record of solving operational and business problems in TMT
 • Ongoing commitment and focus through reorganization on optimizing our core business
 • By leveraging our deep business and operational knowledge in TMT, we will jointly market and deliver Elutions’ unique solutions to our customers

4
5
6
1

Acquisition of CSMG
Acquisition of Cartesian
Aug. 2007
Acquisition of RVA
Donald Klumb appointed as CEO
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Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
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For over 20 years, TMNG delivered deep subject matter expertise with a services focus to clients in the TMT sector
Our History
We are here today to (re)introduce our company
and our plans for creating value for investors
1990
TMNG founded
Jan. 1999
IPO on NASDAQ
($78.5M)
Mar. 2002
Jan. 2007
Jan. 2012
Jan./Feb. 2014
Cartesian re-brand,
re-org, Elutions
partnership
Corporate Milestones
 • Largely independent business units, assembled through acquisition
 • Multiple customer-facing brands
 • Deep subject matter expertise
 • Strong client relationships
 • Traditional professional service model

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Cartesian is a leading provider of professional services and managed solutions in the global communications, technology and digital media sector
Company Overview
• Offices in Boston, Kansas City, London, New York and
 Washington
• Onsite and offsite delivery models to suit client needs;
 partner network of ICs, technology providers and SIs
• Clients across six continents include communications
 service providers, technology vendors/OEMs, digital
 media, financial companies and regulators
• Proven understanding of business strategy and client issues
• Expert assessments of operations, platforms, and business
 processes to support corporate strategies
• Аward-winning technology platform and 20+ years
 experience deploying solutions for CSPs
• Industry specialists, focusing exclusively on
 communications, technology and digital media
• Expert operational know-how and project management
 skills, with proven methodologies across content areas
• Several hundred consultants, averaging 15 years of
 sector-specific experience
Capabilities
Global Reach
Industry Focus

verizon
at&t
vodafone
Time Warner Cable
COMCAST
OPTUS
sky
TELE2
Vonage
NTT docomo
Virgin media
Telefonica
unitymedia
Sprint
ooredoo
Ziggo

Alcatel·Lucent
cisco
neustar
ERICSSON
amdocs

Ofcom
American Cable Association
FTTH COUNCIL
BILL & MELINDA GATES foundation
CTAM
MASSACHUSETTS TECHNOLOGY COLLABORATIVE

THE CARLYLE GROUP
KKR
GTCR
SILVERLAKE
Bank of America
THL

BEST BUY
THOMSON REUTERS
LOJACK
BLACK & VEATCH
Disney Interactive

Cartesian

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Our target clients are the global leaders in the communications, digital media, technology and financial services sectors
Our Market
Mobile • Fixed • Cable/MSO • Satellite • Cloud & Hosting
Service Providers
Consumer Electronics • Enterprise • Software & Apps
Components • Infrastructure • Intermediaries • Integrators
Technology
Digital Media • Automotive • Energy • Hospitality
Health • Insurance • Retail
Media & Verticals
Government • Regulators • Industry Groups • Foundations
Influencers
Private Equity & Venture • Funds • Commercial Lenders
Investors
Our growth plans are focused on serving the largest players
in our target sector

4.5%
1.4%
2006-2011
2011-2016

T-Mobile
metroPCS
Liberty
Virgin media

Comcast
Time Warner Cable
vodafone
ONO

Cartesian™

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
We are repositioning Cartesian in light of new market realities
Market Overview
Source: Ovum
We understand how to succeed in current market
conditions, and have already achieved measureable success
The Keys to Success
• Scale, in order to service large clients
• Strong customer relationships
• Solutions that reduce costs and
 deliver efficiencies
• Vertical expertise
Global Telecom Revenue Growth
• Market saturation
 in wireline,
 wireless, pay TV
• Price erosion
Slowing Market
Growth
• Most markets
 increasingly
 dominated by 3-4
 large players
• Similar trend in US
 and Europe
Industry
Consolidation
Completed
Announced
+
+
+
+

csmg

tmng global

cartesian

Cartesian™

Cartesian™

Cartesian™

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
We now operate under a singe brand, Cartesian - a move the symbolizes our new vision and unified approach to the market
New Brand
The New Brand
Acquired
2001
Acquired
2007
Founded 1990
Rigorous scientific principles
Intelligent, creative thinking
Deep technical expertise
Imaginative problem solving
René Descartes (Cartesius)
Analytic Excellence
Measurability
Reliability
Results
New, unified brand - 2014
Symbolizes:
Symbolizes:
Cartesian
Coordinate System
Inspiration for New Brand:
Identifying
Symbol
Name and
Logotype
Mathematician,
Philosopher,
Inventor of the
Cartesian
Coordinates
The new brand represents lasting, sustainable value for shareholders, employees, and customers tmngglobal
csmg
A TMNG Global Company
cartesian
A TMNG Global Company
Cartesian™

Cartesian™

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
We have restructured the organization to optimize BAU and to better support growth objectives
Company Structure
 This structure supports all 3 parts of our growth strategy:
 a)BAU optimization
 b)Solution focus
 c)Partnerships / M&A
Legacy Structure
Sales
Delivery
Sales
Delivery
Sales
Delivery
Sales
Delivery
New Cartesian Structure
One firm
Clear accountability for
revenue growth and
account ownership
Emphasis on solution
development, at scale
Flexible structure for
new solutions and
partnerships
Sales
North America
Sales
Europe
Delivery
Strategy
Execution
Managed
Solutions
Partner
Solutions

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Cartesian now provides a unified services portfolio under a single brand, sold through our dedicated sales channel
Unified Service Portfolio
This unified approach is better for our customers, and
should allow us to more effectively drive cross-sale
Growth & Transformation
Market & Competitive Assessment
Go-to-Market Strategy
Corporate Strategic Planning
Deal Development and M&A
Legal & Regulatory Support
Program Management (PMO)
Operational Excellence
Product Design & Launch
OSS/BSS Transformation
Networks & Infrastructure
Business Assurance, Risk, Compliance
Ascertain® Platform Solutions
 • Sales & Marketing Optimization
 • Customer Lifecycle Management
 • Device Lifecycle Management
 • Assurance & Fraud
 • Network & Provisioning
 • Business Intelligence
 Managed Analytics
 Smart Building Solutions
 Business Process Outsourcing
Strategy
Execution
Managed Solutions

The centerpiece of our Managed Solutions offering is our Ascertain platform, which enables the rapid, cost-effective, and repeatable deployment of industry-specific solutions

Data Collection/
Integration

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Managed Solutions
• Originally developed for revenue
 assurance - carrier-grade, big
 data implementations
• Features a new data analytics
 engine and UI
• Provides automation of common
 operational processes
• Turnkey solutions addressing
 common service provider needs:
 revenue assurance, device
 logistics, marketing campaign
 analytics, network capacity
 planning
• Our pro services capabilities are
 inherent to the overall solution
Ascertain Overview
• Software combined with pro
 services capability
• Flexible platform - reusable &
 scalable
• SaaS model - not license
• 10+ years of run-time
 experience
Key Attributes
The repositioning of our pro services with Ascertain
provides a strong and differentiated value proposition
Security and Audit Layer
Consistent User Interface
Big Data
Outputs
Dashboards/Reports
Business Processes
Visualisation
Workflow
Business
Logic &
Analytics
Engine
Data Sources
Event data
Customer data
Enrichment data
Social media data
Third-party data

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Our success with Managed Solutions is exemplified in this client implementation
Managed Solutions
ECM is one offering in our suite of Managed Solutions, built on a common technology core and supported by our pro services capabilities
Client Case Study
Client Benefits
Cartesian Solution
Client Context
• Loading, indexing and aggregating of
 event data
• Handling of millions of records per day
• Low-latency search across 2 years of
 data; 7 years of archival data storage
A comprehensive and fully managed
data store and big data analytics
solution
• A subsidiary of a Global
 Telecom provider needed
 a searchable data store to
 replace legacy systems
• Client needs & objectives:
 • OPEX reduction
 • Regulatory compliance
 • Improved business
 intelligence
• Seamless access to data
 from across the client
 organization
• Scalable platform, handling
 80M records daily
• Easy platform scaling using
 commodity hardware
• Real-time identification of
 rating issues
• User defined queries
 through Query Builder
 Tool.
Ascertain Event Data Store (EDS)
Key Capabilities Include:

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Our approach to Managed Solutions creates value for Cartesian and for our customers
Managed Solutions
Managed solutions provide a path to recurring revenues and improved margins
Managed Solution Model
Development is leveraged across multiple customers
Customer
Deployment 1
Customer
Deployment 2
Customer
Deployment 3
Solution A
(e.g., Right Bill)
Customer
Deployment 4
Solution B
(e.g., SmartXchange)
Cartesian Benefits
• Recurring revenue - typical
 contracts of 12-18 months
• Greater cost/capex leverage
• Differentiation from integration
 from consulting with technology
• Cross-sales opportunities
• Deeper relationships with key
 accounts
Customer Benefits
• Operational efficiency through
 automation
• Faster impact and lower cost
• Solutions tailored to deliver ROI
• Expert advice and “so what”
 messages

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Our recently announced partnership with Elutions is the result of a systematic process
Solution Partnerships
This process, which was executed over the past 12 months,
will be applied on an ongoing basis going forward
Strategic Partnership Process
2013/14 Outcome
• Alliances established as key part of our
 corporate growth strategy
• Seeking revenue scale and differentiated
 tie-in to pro services
• Energy = Large area of spend in TMT
• Energy = Complement to Cartesian
 operational expertise
• Elutions = Industry leader in smart building
 solutions for energy management
• Elutions = Multiple professional ties to our
 exec team
• Joint sales team in place, with advanced
 sales pipeline
• Identification of numerous areas for
 collaborations (PMO, marketing)
Working Model
Development
Partner Selection
Target Market Selection
Partnership Rationale

- Rising energy demand and cost per kWh

Cartesian™

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Why energy management? Why smart buildings?
Solution Partnerships
Large
Addressable
Market
Plays to
Cartesian
Strengths
Relevant Cartesian Assets
1.Sales channel and trusted customer relationships
2.Analytics capabilities
3.Knowledge of strategic and operational challenges
facing TMT players
4.Proven ability to deliver complex solutions that
create value for our customers
TMT Industry Issues
•Energy is a significant
expense (~1%-3% of
revenue)
•Lack of expertise in energy
management
Energy management
represents a key
need in TMT
This move aligns
with our capabilities,
relationships, and
growth strategy
Est. Addressable* US Service
Provider Energy Spend
This move aligns with our customers’ needs, Cartesian strengths, and our growth strategy
VZ, AT&T,
Sprint,
Comcast,
TWC
* Represents network operators only and assumes total energy spend is 0.8% of revenue with 50% of that addressable; Revenues for US fixed and wireless service providers based on Ovum
$1.92B
$1.36B
Total*
Major Target
Accounts

Cartesian
Smart Building Solution
ELUTIONS
Fully Automated
Cloud-based
Multi-facility
OEM-agnostic
Maestro

Cartesian

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Cartesian is partnering with Elutions to bring Smart Building solutions to the TMT sector
Solution Partnerships
SCADA
Power
Metering
Electricity
HVAC
Controller/
PLCs
Maestro Energy Management Platform
Analytics & Business Intelligence
• Managed solutions that deliver operational
 intelligence and workflow process improvement
• Built on Maestro - a cloud-based, data analytics
 platform
• Automated and intelligent control by linking to
 existing systems
• Consolidated view of facilities and asset
 performance across the full estate
• Delivered via a shared savings model
Solution Overview
• Major OPEX reduction, -- energy savings of 16-25%
• High certainty of benefit from 20+ years experience
• Option for solution financing - EBIT positive from
 Year 1
• Capital-light business case -- payback in >32 months
• Operational intelligence and improvement
• Managed service model, with continued
 optimization
• Support for environmental sustainability initiatives
Customer Benefits
The customer value proposition is strong, and highly relevant to the TMT sector

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Our strategic partner, Elutions, is a leader in the smart building space with highly complementary skill set
Solution Partnerships
The extent of Elutions’ investment signals their commitment
to Cartesian, and to the smart building market opportunity
Partnership Details
• Strategic relationship to market, sell and implement certain products, solutions and services developed by Elutions pursuant to a Market Development Agreement
• Success of partnership incentivized through the Investment
 Agreement
• Key terms of the Investment Agreement:
 • Elutions to buy 609,756 shares of Cartesian stock at $3.28
 • Elutions to lend Cartesian (through UK subsidiaries) $3.3M (at
 7.825%) that can be converted into 996,544 shares via a
 Tracking Warrant ($3.28 exercise price)
 • Subject to shareholder approval, Elutions has ability to acquire
 3.4M additional shares via an Incentive Warrant (exercise price between $3.85 and $4.85) by delivering a minimum of $85M of partnership revenue over the next 5 years (number of
 Incentive Warrants to be vested equals 4% of partnership
 revenue up to cap).
 • Opportunity for Cartesian to eliminate debt after 30 months
 (or 18 months if share price is at $5.50)
Elutions Overview
• End-to-end energy solutions, including web-enabled application software, wireless and wireline networking hardware, energy management bureau services, and engineering and integration services
• Centralized business operations intelligence spanning the entire energy supply chain, all infrastructure, and all critical assets
• Improvement of business processes relative to critical asset and enterprise infrastructure via turnkey application software and intelligent hardware solutions
• 2,750+ smart building deployments, with 30,000+ smart assets under monitoring
• Offices in Tampa, Wisconsin, London, and Lyon, FR
• Founded in 1995

tmng global
csmg
cartesian
Cartesian
AltmanVilandrie & Company
AllianceData
Synchronoss
accenture
guavus
McKinsey
IBM
booz&co.

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
We are repositioning Cartesian to better address market needs while still capitalizing on our strengths in TMT
Market Positioning
• Our strong industry ties and
 expertise have been, and will
 continue to be, key drivers of
 our success
• We will complement our
 consultative capabilities with
 replicable solutions
• The combination of technology
 and know-how is a critical
 differentiator
• A unified brand and
 organization will enable greater
 scale efficiency and market
 impact
Vertical
Focus
Customer
Orientation
Product Orientation
Generalist
Service Focus
Solution
Market Positioning

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
Executive Summary
Summary
 • Re-launching our Ascertain analytics platform, as a SaaS model which manages massive, complex, and critical data for Tier 1 operators
 • Industry know-how, and a track record of solving operational and business problems in TMT
 • Ongoing commitment and focus through reorganization on optimizing our core business
 • By leveraging our deep business and operational knowledge in TMT, we will jointly market and deliver Elutions’ unique solutions to our customers
2
3
4
5
6
1

Confidential and Proprietary — Copyright © 2014 The Management Network Group, Inc. d/b/a Cartesian. All rights reserved.
 Where to Find Additional Information
 The Company plans to file with the Securities and Exchange Commission ("SEC") a proxy statement for its
 2014 annual meeting of stockholders that will include a proposal relating to the proposed transaction with
 Elutions, Inc. ("Annual Meeting Proxy Statement"). The Annual Meeting Proxy Statement will contain important information about the Company, the proposed transaction with Elutions, Inc. and related matters.
 Investors and stockholders are urged to read the Annual Meeting Proxy Statement carefully when it is available. The Annual Meeting Proxy Statement and any other relevant documents (when they become available) may be obtained free of charge at the SEC's web site at www.sec.gov and at the Company's web site at www.tmng.com or by directing a written request to: The Management Network Group, Inc., 7300
 College Boulevard, Suite 302, Overland Park, Kansas 66210, attention Corporate Secretary.
 Participants in the Solicitation
 The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed approval of certain agreements and transactions with Elutions, Inc. Information about the executive officers and directors of the
 Company and their ownership of the Company's common stock is set forth in the Company's proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 29, 2013, and in the Company's periodic and current reports and in statements of changes in beneficial ownership subsequently filed with the SEC, which are available free of charge as described in the preceding paragraph. The Company will provide more information about these potential participants in the Annual
 Meeting Proxy Statement and other relevant documents which may be filed with the SEC.